AMENDMENT NO. 2 TO RIGHTS AGREEMENT


         This Amendment No. 2 dated as of November 13, 1997 (the "Amendment"), to the Rights Agreement, dated as of February 26, 1990, as amended by Amendment No. 1 dated as of December 3, 1996 (the "Rights Agreement"), between Willamette Industries, Inc., an Oregon corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent");

         WHEREAS, the Company and the Rights Agent have entered into the Rights Agreement; and

         WHEREAS, on November 13, 1997, the Board of Directors of the Company, in accordance with Section 27 of the Rights Agreement, determined it desirable and in the best interests of the Company and its shareholders to supplement and amend certain provisions of the Rights Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

         Section 1. Amendment to Section 7(c). Section 7(c) of the Rights Agreement is amended to read in its entirety as follows:

         "(c) The Purchase Price for each one one-hundredth of a Preferred Share pursuant to the exercise of a Right shall initially be $280, and shall be payable in lawful money of the United States of America in accordance with
Section 7(d) hereof. The Purchase Price and the number of Preferred Shares to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13."

         Section 2. Amendment to Form of Right Certificate. The Form of Right Certificate attached as Exhibit B to the Rights Agreement is amended to read in its entirety as set forth in Exhibit B attached hereto.

         Section 3. Amendment to Summary of Rights to Purchase Preferred Stock. The Summary of Rights to Purchase Preferred Stock attached as Exhibit C to the Rights Agreement is amended to read in its entirety as set forth in Exhibit C attached hereto.

         Section 4. Effectiveness of Amendment. This Amendment shall be effective as of the date set forth above and, except as set forth herein, the Rights Agreement shall remain in full force and effect and be otherwise unaffected hereby.

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

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

WILLAMETTE INDUSTRIES, INC.                 CHASEMELLON SHAREHOLDER
                                            SERVICES, L.L.C.


By       /s/ J. A. Parsons                  /s/ Dennis Treibel
         J. A. Parsons                      Dennis Treibel
         Executive Vice President and       Assistant Vice President
         Chief Financial Officer,
         Secretary and Treasurer

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
                                                                       Exhibit B
                                                                       ---------

                           [Form of Right Certificate]

Certificate No. R                                                         Rights
                                                                          ------

    NOT EXERCISABLE AFTER FEBRUARY 26, 2000, OR EARLIER IF REDEEMED. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN THE RIGHTS AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME VOID IN THE CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT.] 1

                                Right Certificate

                           WILLAMETTE INDUSTRIES, INC.

         This certifies that                     , or registered assigns, is the
                             --------------------
registered owner of the number of Rights set forth above, each of which entitles the registered owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of February 26, 1990, as amended by Amendment No. 1 dated as of December 3, 1996, and as further amended by Amendment No. 2 dated as of November 13, 1997 (the "Rights Agreement"), between Willamette Industries, Inc., an Oregon corporation (the "Company"), and ChaseMellon Shareholder
Services, L.L.C. (the "Rights Agent," which term shall include every successor Rights Agent under the Rights Agreement), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5 p.m. (Portland, Oregon time) on February 26, 2000, at the office or agency of the Rights Agent or its successor designated for such purpose, one one-hundredth of a fully paid nonassessable share of Series A Junior Participating Preferred Stock, $.50 par value (the "Preferred Shares"), of the Company, at a purchase price initially of $280 per one one-hundredth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and related certificate duly executed. As provided in the Rights Agreement, the Purchase Price and the number of Preferred Shares which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

----------
1 That portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

         This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and are available from the Rights Agent or the Company upon written request.

         Upon the occurrence of certain events specified in Section 7(f) of the Rights Agreement, if the Rights evidenced by this Right Certificate are or were beneficially owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) or, under certain circumstances, a transferee of any such Acquiring Person, Affiliate or Associate, such Rights shall become null and void and any holder thereof (whether or not such holder is an Acquiring Person or an Affiliate or Associate of an Acquiring Person) shall thereafter have no right to exercise such Rights.

         In certain circumstances described in the Rights Agreement, the Rights evidenced hereby may entitle the holder hereof to purchase capital stock of an entity other than the Company or receive cash or other assets, all as prescribed in the Rights Agreement.

         This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights equal to the aggregate number of Rights evidenced by the Right Certificate or Right Certificates surrendered. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Right Certificate may, but are not required to, be redeemed by the Company at a redemption price of $.01 per Right or exchanged by the Company at the rate of one Common Share per Right.

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

         Fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby only in fractions which are integral multiples of one one-hundredth of a Preferred Share (which may, at the election of the Company, be evidenced by depositary receipts). In lieu of the issuance of fractional shares other than in integral multiples of one one-hundredth of a Preferred Share, a cash payment will be made as provided in the Rights Agreement.

         No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or other subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

         This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

         WITNESS the facsimile  signature of the proper  officers of the Company
and its corporate seal. Dated as of                       .
                                    ----------------------

ATTEST:                                     WILLAMETTE INDUSTRIES, INC.


------------------------------              -----------------------------------
Secretary                                   President

Countersigned:

CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


By___________________________
      Authorized Signature

                   [Form of Reverse Side of Right Certificate]

                               FORM OF ASSIGNMENT
                               ------------------

                (To be executed by the registered holder if such
               holder desires to transfer the Right Certificate.)

         FOR  VALUE   RECEIVED                          hereby  sells,   assigns
                              --------------------------
and  transfers   unto
                      ----------------------------------------------------------
                             (Please  print name and address of transferee)

--------------------------------------------------------------------------------
this Right Certificate, together with all right, title and interest therein, and
does hereby irrevocably constitute and appoint                         Attorney,
                                                ---------------------
to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:
       --------------------, ----

                                            --------------------------------
                                            Signature

Signature Guaranteed:
                                   Certificate
                                   -----------

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) this Right Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement); and

         (2) after due inquiry and to the best knowledge of the undersigned, the undersigned [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated:
       --------------------, ----           --------------------------------
                                            Signature

              [Form of Reverse Side of Right Certificate-continued]

                                     NOTICE
                                     ------

         The signatures in the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

         The signatures in the foregoing Assignment must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

         In the event the certification set forth above is not completed, the Company may deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and, in the case of an assignment, may affix a legend to that effect on any Right Certificates issued in exchange for this Right Certificate.

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

              [Form of Reverse Side of Right Certificate-continued]

                          FORM OF ELECTION TO PURCHASE
                          ----------------------------

      (To be executed if holder desires to exercise the Right Certificate.)

To WILLAMETTE INDUSTRIES, INC.

         The undersigned hereby irrevocably elects to exercise            Rights
                                                               ----------
represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

--------------------------------------------------------------------------------
         (Please print name and address)

--------------------------------------------------------------------------------

Please insert social security or other identifying number:
                                                          ----------------------

If such  number of Rights  shall not be all the Rights  evidenced  by this Right
Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

--------------------------------------------------------------------------------
         (Please print name and address)

--------------------------------------------------------------------------------


Dated:
       --------------------, ----

                                            --------------------------------
                                            Signature

Signature Guaranteed:

                                   Certificate
                                   -----------

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not beneficially owned by an Acquiring Person or an Affiliate or an Associate thereof (as such terms are defined in the Rights Agreement); and

              [Form of Reverse Side of Right Certificate-continued]

         (2) after due inquiry and to the best knowledge of the undersigned, the undersigned [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated:
       --------------------, ----           --------------------------------
                                            Signature

                                     NOTICE
                                     ------

         The signatures in the foregoing Form of Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

         The signatures in the foregoing Form of Election to Purchase must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

         In the event the certification set forth above is not completed, the Company may deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and, in the case of an assignment, may affix a legend to that effect on any Right Certificates issued in exchange for this Right Certificate.

                                                                       Exhibit C
                                                                       ---------

                           WILLAMETTE INDUSTRIES, INC.
                  SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK

         On February 7, 1990, the Board of Directors of Willamette Industries, Inc. (the "Company"), declared a dividend distribution of one Right for each outstanding share of common stock, $.50 par value (the "Common Stock"), of the Company to the shareholders of record at the close of business on February 26, 1990 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Junior Participating Preferred Stock, $.50 par value (the "Preferred Shares"), at a price of $280 per share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated February 26, 1990, as amended by Amendment No. 1 dated as of December 3, 1996, and as further amended by Amendment No. 2 dated as of November 13, 1997 (the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent").

         Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate certificates evidencing Rights (the "Right Certificates") will be distributed. Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (other than the Company, its employee benefit plans, or a person who acquires his shares in a Sanctioned Tender Offer as defined below) (an "Acquiring Person"), acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of Common Stock and (ii) 10 business days (or such later date as may be determined by action of the Board of Directors) following the commencement of (or the announcement of an intention to make) a tender offer or exchange offer (other than a Sanctioned Tender Offer) the consummation of which would result in the beneficial ownership by a person or group of 30% or more of the outstanding shares of Common Stock, the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate. The earlier of the dates described in clauses (i) and (ii) above is referred to as the "Distribution Date." A "Sanctioned Tender Offer" is a tender or exchange offer for all outstanding shares of Common Stock at a price and on terms which a majority of the Board of Directors determines to be fair and in the best interests of the Company and its shareholders, other than the person making such offer and his affiliates and associates.

         The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Stock. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each share of Common Stock that becomes outstanding so that all outstanding shares will have attached Rights. Until the Distribution Date (or earlier redemption or expiration of the Rights), (i) Common Stock certificates issued after the Record Date upon transfer or new issuance of Common Stock will contain a notation incorporating the Rights Agreement by reference and (ii) the surrender for transfer of any certificates evidencing Common Stock will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, Right Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

         The Rights are not exercisable until the Distribution Date. The Rights will expire at the earliest of (i) February 25, 2000, (ii) upon consummation of certain approved merger or exchange transactions as described below, and (iii) upon redemption by the Company as described below.

         In the event that any person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right (except as provided below) will thereafter have the right to receive upon exercise that number of shares of Common Stock of the Company having a market value of two times the exercise price of the Right.

         In the event that, at any time following the Distribution Date, the Company is acquired in a merger or other business combination transaction, or more than 50% of its assets or earning power is sold, proper provision shall be made so that each holder of a Right (except as provided below) will thereafter have the right to receive, upon the exercise at the then current exercise price of the Right, that number of shares of common stock of the acquiring or surviving company having a market value of two times the exercise price of the Right. The Rights will expire in connection with a merger or other business combination transaction following a Sanctioned Tender Offer if shareholders are offered the same price and form of consideration in the merger or other business combination transaction as that paid in the Sanctioned Tender Offer.

         Following the occurrence of any of the events described in the preceding two paragraphs, any Rights that are or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person shall immediately become null and void.

         The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution.

         No fractional Preferred Shares other than fractions in multiples of one one-hundredth of a share will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading date prior to the date of exercise.

         At any time prior to the tenth day following the first public announcement of the existence of an Acquiring Person, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). Subject to certain conditions, the Company's right of redemption may be reinstated after the expiration of the ten-day redemption period if each Acquiring Person reduces its beneficial ownership to 10% or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company. Immediately upon the action of the Board of Directors ordering the redemption of the Rights (or at such time and date thereafter as the Board of Directors may specify), the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         At any time after a person becomes an Acquiring Person and prior to the Acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Company may exchange the Rights (other than Rights beneficially owned by such Acquiring Person which became null and void), in whole or in part, for Common Stock at the rate of four shares per Right, subject to adjustment.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

         The provisions of the Rights Agreement may be amended in any manner prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interest of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.